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                                                                   EXHIBIT 10(a)


                            THE LAMSON & SESSIONS CO.
            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This Fourth Amendment to the Amended and Restated Credit Agreement (herein, the "Amendment") is entered into as of September 30, 2002, among The Lamson & Sessions Co., an Ohio corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.


                             PRELIMINARY STATEMENTS

          A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of December 15, 2000 (the Amended and Restated Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

          B. The Borrower has requested that the term loan fee payable under
Section 2.1(d) and the increase in the Applicable Margin for the Term Loans which were scheduled to become effective on September 30, 2002, be deferred until December 31, 2002, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, effective as of the effective date of this Amendment, the Credit Agreement shall be and hereby is amended as follows:

         1.1. Section 2.1(d) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                           (d) Term Loan Fee. The Borrower agrees that if the
                  Term Loans are not paid in full on or before December 31, 2002, it shall pay to the Administrative Agent for distribution to the Lenders in accordance with their pro rata shares of the outstanding Term Loans a fee in an amount equal to 1.125% multiplied by the principal balance of the Term Loans outstanding as of December 31, 2002 (computed without giving effect to any scheduled amortization payment of the Term Loans due on that



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                  date), which fee shall be paid on the Business Day immediately following such date; provided that in the event the Borrower's Board of Directors affirmatively directs its management to discontinue the solicitation of interests for the issuance of subordinated debt described in Section 1.3 of the Fourth Amendment to this Agreement, the Borrower hereby agrees to pay the term loan fee called for hereby on the Business Day immediately following the date of such action (with the term loan fee to be computed on the principal balance of the Term Loans outstanding as of such date).

        1.2. The last sentence of the definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement shall be amended and restated to read as follows:

                  In the event the Term Loans are not paid in full on or before December 31, 2002, the Applicable Margins with respect to the Term Loans shall increase effective on January 1, 2003, by 1.0% per annum over the Applicable Margins set forth above and, in addition, there shall be additional interest of 1% per annum due and payable by the Borrower, computed retroactive for the period from September 30, 2002, through and including December 31, 2002, with respect to the principal balance of the Term Loans outstanding as of December 31, 2002 (computed without giving effect to any scheduled amortization payment of the Term Loans due on that date), which additional interest shall be paid on the Business Day immediately following such date.

        1.3. The Borrower has advised the Lenders that it has engaged Brown, Gibbons, Lang & Company, L.P., for the purpose of soliciting interest for the issuance of additional debt of the Borrower (which is to be contractually subordinated to the prior payment in full of the Obligations) to potential purchasers. The Borrower acknowledges that the issuance of any such subordinated debt, and the terms and conditions thereof, is subject to the terms and conditions of the Credit Agreement, including Sections 8.7 and 13.14 thereof. Until the issuance of any such subordinated debt, on bi-monthly basis by no later than the 15th and last day of each calendar month, the Borrower hereby agrees to provide to the Administrative Agent and the Lenders a status report on its efforts to raise such subordinated indebtedness, including (a) prior to approval by the Board of Directors of the Borrower of any such transaction, an update of the Summary of Market Process in substantially the same form and detail heretofore delivered by the Borrower to the Administrative Agent and the Lenders and (b) after approval by the Board of Directors of the Borrower of any such transaction, copies of any commitment letters and/or term sheets under discussion between the Borrower and any such potential purchaser, in each case together with such other information as the Administrative Agent may reasonably request.

        1.4. Section 8.7 of the Credit Agreement shall be amended by striking the period appearing at the end of subsection (g) and inserting in its place a semicolon followed by the word


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"and", and then adding at the end of Section 8.7 as so amended a new subsection
(h) which shall read as follows:

                           (h) indebtedness in the form of a mortgage loan on
                  its executive and administrative office located at 25701 Science Park Drive, Beachwood, Ohio incurred by the Borrower prior to December 31, 2002, in an aggregate amount not exceeding the then fair market value of such Property, provided that the proceeds of such loan (net of any amounts necessary to retire the mortgage loan owing to AEGON USA Realty Advisors, Inc. referred to on Schedule 8.7/8.8 hereof) are applied as a mandatory prepayment of the Term Loans (if any) then outstanding (applied in accordance with Section 1.10(c) hereof).

SECTION 2.           CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (at which time this Amendment shall be deemed effective retroactive to September 30, 2002):

         2.1. The Borrower, the Administrative Agent, and the Lenders shall have executed and delivered this Amendment.

         2.2. The Guarantors shall have executed and delivered to the Administrative Agent their consent to this Amendment in the space provided below.

         2.3. The Borrower shall have paid to the Administrative Agent, for distribution to the Lenders holding the Term Loans in accordance with their Term Loan Percentages, a fee of $56,875 (representing a fee of 0.175% on the outstanding principal balance of the Term Loans after giving effect to the September 30, 2002, scheduled principal payment thereon).

         2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3.           REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments provided for in this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.



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SECTION 4.           MISCELLANEOUS.

        4.1. The Borrower and the Guarantors have heretofore or concurrently herewith executed and delivered to the Lenders the Mortgages, the Security Agreement, the Pledge Agreement, and certain other Collateral Documents. The Borrower and, by signing below, the Guarantors, hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower and the Guarantors thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.3. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

        4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGE TO FOLLOW]



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         This Fourth Amendment to Amended and Restated Credit Agreement is
entered into as of the date and year first above written.


                                 "BORROWER"

                                 THE LAMSON & SESSIONS CO.



                                 By   /s/ James J. Abel
                                    --------------------------------------------
                                    Name    James J. Abel
                                         ---------------------------------------
                                    Title   Executive VP & CFO
                                         ---------------------------------------



                                 "GUARANTORS"

                                 CARLON CHIMES CO.



                                 By   /s/ James J. Abel
                                    --------------------------------------------
                                    Name   James J. Abel
                                          --------------------------------------
                                    Title  Vice President, Secretary & Treasurer
                                          --------------------------------------


                                 DIMANGO PRODUCTS CORPORATION


                                 By  /s/ James J. Abel
                                    --------------------------------------------
                                    Name   James J. Abel
                                          --------------------------------------
                                    Title    Secretary
                                          --------------------------------------


                                 PYRAMID INDUSTRIES II, INC.


                                 By  /s/ James J. Abel
                                    --------------------------------------------
                                    Name   James J. Abel
                                          --------------------------------------
                                    Title  Vice President & Treasurer
                                          --------------------------------------



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                                 "LENDERS"

                                 HARRIS TRUST AND SAVINGS BANK, in its
                                    individual capacity as a Lender and as
                                    Administrative Agent


                                 By  /s/ Michael J. Johnson
                                     -------------------------------------------
                                    Name   Michael J. Johnson
                                         ---------------------------------------
                                    Title  Managing Director
                                          --------------------------------------

                                 BANK OF AMERICA, N.A.


                                 By  /s/ Michael Staunton
                                     -------------------------------------------
                                    Name   Michael Staunton
                                         ---------------------------------------
                                    Title  Senior Vice President
                                          --------------------------------------

                                 NATIONAL CITY BANK


                                 By  /s/ Judith M. Kuclo
                                     -------------------------------------------
                                    Name   Judith M. Kuclo
                                         ---------------------------------------
                                    Title  Senior Vice President
                                          --------------------------------------

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By  /s/ Judy B. Land
                                     -------------------------------------------
                                    Name   Judy B. Land
                                         ---------------------------------------
                                    Title  Vice President
                                          --------------------------------------

                                 GE CAPITAL CFE, INC.


                                 By  /s/ James Desantis
                                     -------------------------------------------
                                    Name   James Desantis
                                         ---------------------------------------
                                    Title  Duly Authorized Signatory
                                          --------------------------------------

                                 BANK ONE, N.A.


                                 By  /s/ James M. Malz
                                     -------------------------------------------
                                    Name   James M. Malz
                                         ---------------------------------------
                                    Title  First Vice President
                                          --------------------------------------



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                                 THE HUNTINGTON NATIONAL BANK


                                 By  /s/ Don W. Lambacher
                                     -------------------------------------------
                                    Name   Don W. Lambacher
                                         ---------------------------------------
                                    Title  Senior Vice President
                                          --------------------------------------

                                 FIFTH THIRD BANK (NORTHEASTERN OHIO)


                                 By  /s/ R. C. Lanctot
                                     -------------------------------------------
                                    Name   Roy C. Lanctot
                                         ---------------------------------------
                                    Title  Vice President
                                          --------------------------------------


                                 KEYBANK NATIONAL ASSOCIATION


                                 By  /s/ Nadine M. Eames
                                     -------------------------------------------
                                    Name   Nadine M. Eames
                                         ---------------------------------------
                                    Title  Vice President
                                          --------------------------------------

                                 LASALLE BANK NATIONAL ASSOCIATION


                                 By  /s/ Jeffrey L. Miller
                                     -------------------------------------------

                                    Name   Jeffrey L. Miller
                                         ---------------------------------------

                                    Title  Vice President
                                          --------------------------------------




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